Exhibit 99.1

Super Group to Combine with Sports Entertainment Acquisition Corp. to Create
NYSE-Listed Global Gaming Company

•	Super Group is the holding company for leading global online sports betting and gaming businesses: Betway, a premier online sports betting brand, and Spin, a multi-brand online casino offering

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The group is licensed in 23 jurisdictions throughout Europe, the Americas and Africa, took in more than $42 billion in wagers in the 12 months to March 2021 and currently has over 2.5 million monthly unique active customers

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Targeting the fast-growing U.S. online sports betting and gaming market, Super Group has also entered into an agreement to acquire Digital Gaming Corporation (“DGC”) (subject to customary regulatory closing conditions), which will give the group access to up to an initial 10 U.S. states, complementing its global growth strategy

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The group ‒ which will be debt-free and have approximately $200 million in cash on its balance sheet at closing ‒ delivered $1.1 billion in net gaming revenue (NGR) and $259 million EBITDA in 2020 on a pro-forma basis and forecasts:

o	NGR of more than $1.5 billion and EBITDA of over $350 million in 2021
o	NGR of more than $1.7 billion and EBITDA of over $420 million in 2022

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Super Group’s management team brings decades of experience: CEO Neal Menashe, an industry pioneer, President and COO Richard Hasson and CFO Alinda van Wyk, collectively bring over 50 years of experience.  Eric Grubman, former executive at the NFL, will become Chairman of Super Group and John Collins, former executive at the NHL, the NFL’s Cleveland Browns and the NFL will serve on the Super Group Board of Directors

New York – April 25, 2021 –  SGHC Limited (“SGHC”, “Super Group” or the “Company”) has entered into a definitive agreement with Sports Entertainment Acquisition Corp. (NYSE: SEAH) ("SEAH"), a publicly traded special purpose acquisition company, to bring its leading global online sports betting and gaming group to the U.S. public markets.

The group’s successful sports betting and online gaming offerings are underpinned by its scale and leading technology, enabling fast and effective entry into new markets, while its proprietary marketing and data analytics engine empowers it to responsibly provide a unique and customized customer experience.

The combination with SEAH will give Super Group access to the capital markets and a strong platform to accelerate its global growth strategy, as well as expansion into the fast-growing U.S. online sports betting and gaming market.

Neal Menashe, CEO of Super Group, said: “We have established our group as a truly global, scaled and profitable digital gaming business, delivering on our vision to bring first-class entertainment to the worldwide betting and gaming community. Becoming a public company will give us the tools to continue to grow our leading product and technology offering and deliver a strengthened brand-driven marketing strategy.”

“This listing will position us strongly to capitalize on the significant global growth opportunities ahead ‒ including in the U.S. market ‒ enabling us to further expand our robust, loyal and engaged customer base. In Eric and John, we have found the perfect partners with expertise across sports, entertainment and public markets to help us navigate our next phase of growth.”

Eric Grubman, Chairman of the Board of Directors of SEAH, said: “Super Group is an online gaming and betting powerhouse with a track record of global growth and a strong balance sheet. Super Group’s core DNA is rooted in digital technology, which drives its unparalleled expertise in data and analytics. Neal and Super Group’s diverse and multi-talented global team have a great playbook for how to successfully launch and achieve profitable growth in new markets, and we look forward to partnering closely with them on this exciting next chapter as a public company.”

Proven Success of Entry into New Markets

Through its tailored marketing, global brand strategy and technology the group has a proven track record of profitably entering and building leadership positions in key markets across the globe. It is licensed in 23 jurisdictions around the world, excluding the U.S.

Betway currently has more than 60 brand partnerships with many teams, leagues and sport personalities across the globe. These include some of the world’s leading sports franchises, such as the U.S. NBA teams Chicago Bulls, Golden State Warriors, Brooklyn Nets and LA Clippers; English Premier League football team West Ham United; and Ninjas in Pyjamas, the Esports team.

Super Group is ideally placed to capitalize on the forecast growth in the global online betting and gaming market, which is expected to exceed $100 billion by 2025, according to H2 Capital.

Targeting the fast-growing U.S. market, Super Group has entered into an agreement to acquire Digital Gaming Corporation (“DGC”), subject to obtaining customary regulatory approvals. DGC has the exclusive right to use the Betway brand in the U.S. and has secured market access for online sports betting and gaming in up to an initial 10 U.S. states including Pennsylvania, New Jersey, Colorado, Indiana and Iowa. DGC’s first bet in the U.S. was taken in March 2021.

Super Group’s U.S. growth plans will be complemented by Eric Grubman and John Collins who bring with them a wealth of experience and relationships within the broader U.S. sports and entertainment ecosystem. In addition, the group will continue the roll out of its offerings on a global basis including the launch in multiple new licensed territories in 2021.

Key Transaction Terms

The combined company intends to apply to list its shares on the New York Stock Exchange (“NYSE”) under the new ticker symbol “SGHC”. Upon closing of the transaction, the combined company will operate under the name Super Group.

SEAH has agreed to combine with Super Group based on a $4.75 billion pre-money equity valuation. Assuming no redemptions by SEAH’s shareholders: (i) the transaction will deliver approximately $450 million of cash (currently held in trust) to the combined company; (ii) Super Group’s existing shareholders will hold approximately 88% of the shares in the combined company on closing; and (iii) the group will have approximately $200 million in cash on its balance sheet on closing.

Shareholders comprising more than 70% of Super Group’s equity will not be selling any shares and will roll their entire equity positions into the public company. The boards of directors of Super Group and SEAH have unanimously approved this transaction.

The transaction requires the approval of shareholders of SEAH, is subject to other customary closing conditions and is expected to close in the second half of 2021.

Investor Presentation Information

Investors may listen to a conference call regarding the proposed business combination on April 26, 2021, at 8:30 am ET. The call can be accessed by visiting Super Group’s website at www.sghc.com/investors.

Investors may also access an investor presentation available on the Super Group website and filed with the U.S. Securities and Exchange Commission (the "SEC")  as an exhibit to a Current Report on Form 8-K prior to the call, and available on the SEC website at www.sec.gov.

Advisors

Oakvale Capital LLP acted as exclusive financial advisor to Super Group. Goldman Sachs & Co. LLC. and PJT Partners acted as financial advisors to SEAH. Cooley LLP acted as lead legal advisor to Super Group. Herzog Fox & Neeman, Saiber LLC and Wiggin LLP also assisted with legal advice to Super Group. Ropes and Gray acted as lead legal advisor to SEAH. Blank Rome and CMS also assisted with legal advice to SEAH.

Notes to Editors:

About SGHC

SGHC (Super Group) is the holding company for leading global online sports betting and gaming businesses: Betway, a premier online sports betting brand, and Spin, a multi-brand online casino offering. The group is licensed in 23 jurisdictions, with leading positions in key markets throughout Europe, the Americas and Africa. The group’s successful sports betting and online gaming offerings are underpinned by its scale and leading technology, enabling fast and effective entry into new markets. Its proprietary marketing and data analytics engine empowers it to responsibly provide a unique and personalized customer experience. For more information, visit www.sghc.com.

About Sports Entertainment Acquisition Corp.

Sports Entertainment Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. SEAH is focused on targets in the sports and entertainment sectors as well as the technology and services that are associated with these verticals. Its Class A common stock trades on the New York Stock Exchange (the "NYSE") under the symbol "SEAH”. SEAH’s management team is led by Eric Grubman and John Collins who each have decades of experience identifying, acquiring, operating and creating value for the owners of leading companies and entities. For more information, visit www.sportsentcorp.com.

Investor Contacts:

ICR
Ashley DeSimone
investors@sghc.com
(646) 677-1827

Media Contacts:

Finsbury Glover Hering
Liz Micci / Kal Goldberg / James Leviton
SuperGroup-Global@fgh.com
(646) 805-2849

Additional Information and Where to Find It

This press release relates to a proposed transaction between Super Group and SEAH. This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Super Group, the combined company or SEAH, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Super Group (SGHC) Limited intends to file a registration statement on Form F-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of SEAH, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all SEAH shareholders. SEAH also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of SEAH are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SEAH through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

SEAH and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SEAH’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of SEAH and information regarding their interests in the business combination is set forth in SEAH’s registration statement on Form S-1 (Registration No. 333-248798) originally filed with the SEC on September 14, 2020. Additional information regarding the interests of such persons and other persons who may be deemed participants in the solicitation will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the proposed transaction between Super Group and SEAH include statements regarding the benefits of the transaction and growth of the combined business.

These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, expectations and timing related to market entries and expansion, projections of market opportunity and growth, potential benefits of the transaction and the potential success of Super Group and SEAH. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Super Group or SEAH will not be obtained; (ii) the risk that the transaction may not be completed by SEAH’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SEAH; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the shareholders of SEAH, the satisfaction of the minimum amount in the trust account following redemptions by SEAH’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the transaction on Super Group’s business relationships, operating results, and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Super Group and potential difficulties in employee retention as a result of the transaction; (viii) the outcome of any legal proceedings that may be instituted against Super Group, SEAH or the combined company related to the Business Combination Agreement or the proposed transaction; (ix) the ability to maintain the listing of SEAH’s securities on a national securities exchange; (x) the price of SEAH’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which SEAH plans to operate or Super Group operates, variations in operating performance across competitors, changes in laws and regulations affecting SEAH’s or Super Group’s business, Super Group’s inability to meet or exceed its financial projections and changes in the combined capital structure; (xi) changes in general economic conditions, including as a result of the COVID-19 pandemic; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions; (xiv) future global, regional or local economic and market conditions affecting the sports betting and gaming industry; (xv) changes in existing laws and regulations, or their interpretation or enforcement, or the regulatory climate with respect to the sports betting and gaming industry; (xvi) the ability of Super Group’s customers to deposit funds in order to participate in Super Group’s gaming products; (xvii) compliance with regulatory requirements in a particular regulated jurisdiction, or Super Group’s ability to successfully obtain a license or permit applied for in a particular regulated jurisdiction, or maintain, renew or expand existing licenses; (xviii) the technological solutions Super Group has in place to block customers in certain jurisdictions, including jurisdictions where Super Group’s business is illegal, or which are sanctioned by countries in which Super Group operates from accessing its offerings; (xix) Super Group’s ability to restrict and manage betting limits at the individual customer level based on individual customer profiles and risk level to the enterprise; (xx) the ability by Super Group’s key executives, certain employees or other individuals related to the business, including significant shareholders, to obtain the necessary licenses or comply with individual regulatory obligations in certain jurisdictions; (xxi) protection or enforcement of Super Group’s intellectual property rights, the confidentiality of its trade secrets and confidential information, or the costs involved in protecting or enforcing Super Group’s intellectual property rights and confidential information; (xxii) compliance with applicable data protection and privacy laws in Super Group’s collection, storage and use, including sharing and international transfers, of personal data; (xxiii) failures, errors, defects or disruptions in Super Group’s information technology and other systems and platforms; (xxiv) Super Group’s ability to develop new products, services, and solutions, bring them to market in a timely manner, and make enhancements to its platform and Super Group’s ability to maintain and grow its market share, including its ability to enter new markets and acquire and retain paying customers; (xxv) the success, including win or hold rates, of existing and future online betting and gaming products; (xxvi) competition within the broader entertainment industry; (xxvii) Super Group’s reliance on strategic relationships with land based casinos, sports teams, event planners, local licensing partners and advertisers; (xxviii) events or media coverage relating to, or the popularity of, online betting and gaming industry; (xxix) trading, liability management and pricing risk related to Super Group’s participation in the sports betting and gaming industry; (xxx) accessibility to the services of banks, credit card issuers and payment processing services providers due to the nature of Super Group’s business; (xxxi) the ability of stockholders to exercise redemption rights with respect to a large number of SEAH’s outstanding shares of common stock; (xxxii) the regulatory approvals related to Super Group’s contemplated acquisition of Digital Gaming Corporation (“DGC”) and the integration of the DGC business; (xxxiii) other risks and uncertainties indicated from time to time in the final prospectus of SEAH for its initial public offering and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in SEAH’s other filings with the SEC. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form F-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by SEAH from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Super Group and SEAH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Super Group nor SEAH gives any assurance that either Super Group or SEAH, or the combined company, will achieve its expectations.

PRIIPs / Prospectus Regulation / IMPORTANT – EEA AND UK RETAIL INVESTORS

The shares of SEAH and the shares to be issued by Super Group in the proposed transaction (collectively, the “Shares”) are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this Regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this announcement relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the Shares or otherwise making them available to retail investors in the EEA or in the United Kingdom will be prepared and therefore offering or selling the Shares or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPs Regulation.